Keefe, Bruyette & Woods

Community Bank Investor
Conference

July 2005

                                Heritage Oaks Bancorp

            Certain statements in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and
“expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the
Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this report. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Heritage Oaks Bancorp

Company Overview

The Leading community bank on California’s
Central Coast

Headquartered in Paso Robles, CA with $499
million in assets as of June 30, 2005.

Covering the markets of San Luis Obispo and
Northern Santa Barbara Counties.

Focused on building core deposit
relationships by delivering on core values.

Heritage Oaks Bancorp

Core Values

We treat everyone with dignity and respect

We embrace diversity and change

We listen

We encourage intellectual curiosity:  Everyone’s
ideas are important

We all share a personal commitment to high
performance

Heritage Oaks Bancorp

Santa Rosa
Sacramento
Stockton
San Francisco
Modesto
San Jose
Yosemite N.P.
Sierra National Forest
CALIFORNIA
Salinas
Fresno
Visalia
Tonopah
Death Valley National Park
Bakersfield
Santa Maria
Los Padres National Forest
Oxnard
Los Angeles
Long Beach
Riverside
San Diego
cific Ocean
Hearst San Simeon State Historical Monument
Paso Robles
Cambria
Templeton
Atascadero
SAN LUIS OBISPO
Cayucos
Estero Bay
Morro Bay
Los Osos
San Luis Obispo
Los Padres National Forest
acific Ocean
Pismo Beach
Arroyo Grande
Grover Beach
Oceano
San Luis Obispo Bay
Nipomo
Twitchell Reservoir
Guadalupe
Santa Maria
SANTA BAR

Source: SNL Securities

Heritage Oaks Bancorp

Market Areas & Branch Locations

Heritage Oaks Bancorp

11 Branches

Market Areas:

Heritage Oaks Bancorp

  Our Growing Home Market – Three Branches

                                Paso Robles to Atascadero

  The Progressive Village – Two Branches

                                San Luis Obispo

  The Gold Coast – Two Branches Cambria to

                                Morro Bay, One Branch in Arroyo Grande

  Sideways Country – Three Branches

                                Northern Santa Barbara County

Market Areas: Our Growing Home Market

Heritage Oaks Bancorp

Paso Robles, Templeton and Atascadero

                              Small town environment with transitioning culture and
                                diverse industry

                              A pocket of “relatively” affordable housing and one of
                                California’s least populated Coastal Communities

                              Halfway between San Francisco and Los Angeles on
                                US101 and on the main Hwy 46 corridor to the coast
                                from rapidly growing Fresno and Bakersfield

Market Areas: Our Growing Home Market

Heritage Oaks Bancorp

Paso Robles - The Next Napa

  What the world’s top wine critic says about Paso Robles:

                                “… there is vast untapped potential in the limestone
                                hillsides west of California Route 101. ”

                                “…a stunning wine that showcases the magnificent
                                fruit that emerges from some of the vineyards planted on
                                Paso Robles’ limestone ridges”

                                 - Robert M. Parker, Jr.

                                       The Wine Advocate

Market Areas: The Progressive Village

Heritage Oaks Bancorp

San Luis Obispo

                              California State Polytechnic University – Tops in the
                                Nation and the CA State University System

                              Booming Real Estate Market – A highly attractive mix
                                of Culture, Country and Coast

                              Dynamic environment of growth and cultural evolution

Market Areas:  The Gold Coast

Heritage Oaks Bancorp

Cambria, San Simeon, Morro Bay, Pismo
Beach and Arroyo Grande

                              Some of the finest and most underdeveloped and
                                accessible coastline left in California

                              At the terminus of Hwy 46 from the Central Valley,
                                these enclaves have attracted second home
                                investment by many living in growing Fresno,
                                Bakersfield and other Valley communities

                              All the ingredients intact for economic transition and
                                development

GUADALUPE
SANTA MARIA
SANTA
BARBARA
COUNTY
map not to scale
ORCUTT
FOXEN WINERY
8
2
ANDREW MURRAY VINEYARDS
N
HWY 101

Market Areas: Sideways Country

Heritage Oaks Bancorp

Northern Santa Barbara County

And Southern SLO County

Market Areas: Sideways Country

Heritage Oaks Bancorp

Santa Maria

                              Combination of family communities, resort
                                destinations and agricultural zones

                              Largest developable coastal area in the region

         Santa Maria is the largest city in the Central Coast
                                region

4.0%
3.0%
2.0%
1.0%
0.0%
1999
2000
2001
2002
2003
2004

Market Area: Economic Base
San Luis Obispo County

Heritage Oaks Bancorp

Unemployment Rate

SLO County

  Top Three Job Sectors:

    Service Industries, Government, Retail Sales

  Leading Industries (by value of product) :

    Agriculture (Wine), Tourism, Light Manufacturing, Service,

    Finance, Real Estate, Insurance, Retail

June 1998 Rank	Institution	Deposit Market Share	Pro Forma
1	Mid-State Bank*	21.1%	24.1%
2	Bank of America	19.4%	
3	Washington Mutual*	15.0%	23.2%
4	Home Savings*	8.2%	
5	Wells Fargo	5.5%	
6	CalFed	5.4%	
7	First Bk of SLO	5.1%	
8	Heritage Oaks Bank*	4.0%	5.9%
9	Los Padres Bank	3.8%	
10	Santa Lucia Bank	3.4%	
11	Bank of Santa Maria*	3.0%	
12	Union Bank	2.0%	
13	Westamerica*	1.9%	
14	Coast National Bank	1.8%	
15	Mission Community Bk	0.5%	

June 2004 Rank	Institution	Deposit Market Share
1	Mid-State Bank	22.4%
2	Washington Mutual	18.9%
3	Bank of America	16.6%
4	Heritage Oaks Bank	7.5%
5	Wells Fargo	7.0%
6	First Bk of SLO	5.2%
7	Santa Lucia Bank	4.3%
8	Los Padres Bank	3.7%
9	Coast National Bank	3.5%
10	Mission Community Bk	2.8%
11	San Luis Trust	2.4%
12	Citibank (CalFed)	2.2%
13	Downey Savings	1.8%
14	Union Bank	1.7%

* Mid-State Bank acquired Bank of Santa Maria; Washington Mutual acquired Home Savings; Heritage Oaks acquired Westamerica's in-market branches

Heritage Oaks Bancorp

Deposit Market Share (June 1998 vs. June 2004)
San Luis Obispo County

Source: SNL Securities

Market Area: Economic Base
Santa Barbara County

Heritage Oaks Bancorp

Top Three Job Sectors:

   Service Industries, Retail Sales and Public Sector

Leading Industries :

   Education, Government, Healthcare, Public

   Services, Retail, Finance and Tourism

2004 Unemployment Rate:                        3.7%

2Q05 Financial Highlights

Net income increased 38% to $1.6 million.

Revenues increased 68% to $10.1 million.

Net interest margin improved 81 basis points to 5.68%.

Pre-tax income rose 36% to $2.5 million.

Return on average tangible equity was 19.1% and
return on average assets was 1.37%.

Net loans increased 23% to $362.1 million.

Non-performing loans were just 0.14% of total loans.

Non-interest demand deposits increased 19% to $192.2
million.

Compared to 2Q04 results

Heritage Oaks Bancorp

Financial Targets

Heritage Oaks Bancorp

2004

Q4

2005

Q1

2005

Q2

2007

Targets

Return on Average Assets

1.18%

1.24%

1.37%

1.50%

Return on Average Tangible

Equity

18.18%

17.91%

19.10%

20

.00

%

Efficiency Ratio

67.64%

64.14%

62.66%

<60

.00

%

Leverage Ratio

8.92%

Tier 1 Risk

-

Based Capital Ratio

9.83%

Total Risk

-

Based Capital Ratio

10.71%

$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,431
$2,244
$2,346
$2,739
$3,596
$4,584
$3,024
1999
2000
2001
2002
2003
2004
Jun-05

Heritage Oaks Bancorp

Net Income

26.2%

CAGR

1999-2004

($000’s)

$1.50
$1.00
$0.50
$0.00
$0.46
$0.67
$0.69
$0.78
$1.00
$1.07
$.70
1999
2000
2001
2002
2003
2004
2Q05

$0.60
$0.40
$0.20
$0.00

	Q 1	Q2	Q3	Q4
2003	$0.24	$0.26	$0.27	$0.25
2004	$0.20	$0.28	$0.28	$0.31
2005	$0.33	$0.37

Heritage Oaks Bancorp

Diluted EPS Growth

Hacienda
Acquisition
Accretive in 2Q04

$500
$400
$300
$200
$100
$0

	1999	2000	2001	2002	2003	2004	Jun-05
Loans	$102	$136	$160	$195	$274	$335	$362
Deposits	$133	$168	$196	$264	$366	$370	$418
Assets	$147	$184	$215	$337	$441	$448	$499

Heritage Oaks Bancorp

Balance Sheet Growth ($ in millions)

Assets CAGR
25%

1999-2004

9.00%
7.00%
5.00%
3.00%
1.00%

	1999	2000	2001	2002	2003	2004	Jun-05
Prime Rate	8.50%	9.50%	4.75%	4.25%	4.00%	5.25%	6.25%
Yield EA	8.71%	9.62%	8.43%	6.45%	5.95%	5.95%	6.76%
COF	3.05%	3.85%	2.93%	2.00%	1.67%	1.26%	1.72%
Net Int Margin	6.42%	6.78%	6.43%	5.04%	4.82%	5.10%	5.68%

Heritage Oaks Bancorp

Good Margins

85%
80%
75%
70%
65%
60%
55%
50%
81.6%
74.2%
72.5%
69.2%
67.1%
68.9%
62.7%
1999
2000
2001
2002
2003
2004
2Q05

Heritage Oaks Bancorp

Efficiency Ratio

            A focus on growth in core deposits, a favorable net interest margin, exceptional loan growth and improved efficiencies
has led to increased profits.

2007

Target

< 60%

Constr/Land
20%
Multifamily
1%
Other
1%
Consumer
2%
1-4 Family
2%
Commercial
17%
Commercial
RE
57%

Heritage Oaks Bancorp

Loan Portfolio Composition

June 2005

June 2005

CDs <100
11%
CDs >100
4%
Money
Market/Savings
26%
NOW
13%
Demand
46%

Heritage Oaks Bancorp

Attractive Deposit Mix

0.76% Average Cost of Deposits

Net C/O % Average Loans
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.01%
0.44%
0.12%
-0.03%
0.10%
0.08%
0.01%
1999
2000
2001
2002
2003
2004
Jun-05

Heritage Oaks Bancorp

Low Charge-off Levels

Interest Rate Risk

Heritage Oaks Bancorp

14.17%

6.90%

(6.08%)

Percent Change in NII

$3,635

$1,771

($1,558)

Net Change in NII

Up 200

Up 100

Down
100

Projected Income at
Risk:

* Balance Sheet as of June 2005, Floors on Loans are Recognized

Interest Rate Risk
1 Year Time Horizon Based on Current Balance
Sheet* (in thousands)

$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$18,595
$21,744
$33,096
$31,372
$64,881
$79,413
$88,461
1999
2000
2001
2002
2003
2004
Jun-05

Heritage Oaks Bancorp

Market Capitalization (Adj. for Stock Dividend Activity)

At December 31,

$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$6.56
$6.90
$10.39
$10.06
$15.87
$19.81
$21.50
1999
2000
2001
2002
2003
2004
Jun-05

Heritage Oaks Bancorp

Stock Price (Adjusted for Stock Dividend Activity)

26.0%

CAGR

1999-2004

At December 31,

7/12/05
+130%
+120%
+110%
+100%
+90%
+80%
+70%
+60%
+50%
+40%
+30%
+20%
+10%
+0%
-10%
©BigCharts.com
100
80
60
40
20
0
Thousands
Aug Sep Oct Nov Dec 04 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 05 Feb Mar Apr May Jun Jul

Heritage Oaks Bancorp

Two Year Historical Stock Performance

HEOP 2yr CAGR 35.0%

Heritage Oaks Bancorp Continues to Outperform its Peers

Heritage Oaks  Bancorp  (HEOP)                  Black

San Joaquin Bank (SJQN)                                  Tan

Santa Lucia Bank (SLNB)    Red

Central Valley Community (CVCY)               Orange

Central Coast Bancorp (CCBN)                      Blue

Heritage Oaks  Bancorp  (HEOP)      - Weekly Volume

Heritage Oaks Bancorp

Summary

Build core deposits to support loan growth

Maintain high credit quality

Increase efficiencies to improve profitability ratios

Enhance shareholder value

Focus on established Core Values and from these
Build Strong and Lasting Client Relationships